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        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                 AND
             UNAUDITED PRO FORMA COMBINED BALANCE SHEET


Attached are the historical audited financial statements of Beltline North Medical Clinic for the acquisition of Beltline North Medical Clinic by The Company Doctor. The following unaudited pro forma combined financial statements reflects the acquisition by The Company Doctor in its current reporting period. The unaudited pro forma combined financial statements should be read in conjunction with the attached historical financial statements of Beltline North Medical Clinic.

The following unaudited pro forma combined statement of operations for the year ended June 30, 1996 and the unaudited pro forma combined balance sheet as of June 30, 1996 give effect to the business combination of The Company Doctor and Subsidiaries and Beltline North Medical Clinic (effective July 1, 1996) (the "Acquired Company"), including the related pro forma adjustments described in the notes thereto. The transaction between The Company Doctor and Subsidiaries and the Acquired Company has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statement of operations include the business combination of The Company Doctor and Subsidiaries and the Acquired Company and have been prepared as if the transaction occurred on July 1, 1995. The unaudited pro forma balance sheet has been prepared as if the transaction occurred June 30, 1996. These pro forma statements are not necessarily indicative of the results of operations or the financial positions as they may be in the future or as they might have been had the transaction become effective on the above mentioned date.

The pro forma combined statement of operations for the year ended June 30, 1996 includes the results of operations of The Company Doctor and Subsidiaries for the year ended June 30, 1996 and Beltline North Medical Clinic for the year ended January 31, 1996.

             Unaudited Pro Forma Combined Balance Sheet
                            June 30, 1996

                      The      Beltline
                    Company     North                                 Pro Forma
                  Doctor and   Medical         ProForma Adjustments    Combined
                 Subsidiaries   Clinic   Total   Debit     Credit       Total
Current assets
 Cash and cash  $ 5,636,433   $ 36,112  $5,672,545        $843,750(C) $4,828,795
   equivalents
 Restricted cash    500,000          -     500,000                       500,000
 Short-term       1,250,357          -   1,250,000                     1,250,357
   investments
 Accounts receivable
    Trade, less
    allowance for
    doubtful accounts
    of $175,000   1,097,308    120,365   1,217,673                     1,217,673
   Related parties  113,117          -     113,117                       113,117
   Other             85,348          -      85,348                        85,348
 Prepaid expenses    97,767     18,063     115,830            6,409(B)   109,421
    Total current  8,780,330   174,539   8,954,870                     8,104,711
     assets

Property and       1,536,898    65,000   1,601,898                     1,601,898
  equipment
Less accumulated
 depreciation and
 amortization       (659,394)    2,992     662,386                       662,386
                     877,504    62,008     939,512                       939,512

 Intangibles, net  1,688,314         -   1,688,314  2,023,221(C)       3,711,535
 Other assets        563,406         -     563,406                       563,406
 Investments       1,630,453         -   1,630,453                     1,630,453
   Total other     3,882,173         -   3,882,173                     5,905,394
     assets

Total assets     $13,540,007  $236,548 $13,776,555                   $14,949,617

 Liabilities and
  Stockholders'
      Equity

Current Liabilities
 Notes payable   $ 1,271,357 $      - $ 1,271,357       843,750(C)  $ 2,115,107
 Current maturities
   of capital
   lease
   obligations        52,501        -      52,501                        52,501
 Accounts payable
   and accrued
   expenses          338,077    3,360      341,437                       341,437
  Due to seller      987,010        -      987,010                       987,010
   Total current
     liabilities   2,648,945    3,360    2,652,305                     3,496,055

Claims payable     1,743,107        -    1,743,107                     1,743,107
  Long-term capital
    lease obligation  79,644        -       79,644                        79,644
   Total
    liabilities    4,471,696    3,360    4,475,056                     5,318,806

Stockholders' equity
 Preferred stock           -        -            -                             -
 Common stock         46,765      100       46,865  100(A) 634(C)         47,399
 Additional
  paid-in
  capital         10,255,346      900   10,256,246  900(A) 561,866(C) 10,817,212
 (Accumulated deficit) retained
  earnings        (1,233,800) 232,188   (1,001,612) 232,188(A)       (1,233,800)
   Total stockholder's
     equity        9,068,311  233,188    9,630,499                     9,630,811

Total liabilities and stockholder's
 equity          $13,540,007 $236,548  $13,776,555                   $14,949,617



           Unaudited Pro Forma Combined Statement of Operations
                     For the Year Ended June 30, 1996

                                 Beltline
                   The Company    North
                   Doctor and    Medical
                   Subsidiaries  Clinic
                    June 30,    January 31,  Combined    ProForma
                     1996          1996       Total     Adjustments      Total

Revenues         $ 4,193,906 $1,129,624  $5,323,530                   $5,323,530

Cost of services
 provided          1,433,170    611,717   2,044,887    (206,382) (D)   1,838,505
General and administrative
 expenses          2,536,751    490,504   3,027,255     101,300  (E)   3,073,955
                                                        (54,600) (F)

Marketing expenses    94,964      3,405      98,369                       98,369
Development and
 acquisition costs   202,468          -     202,468                      202,468
                   4,267,353  1,105,626   5,372,979                    5,213,297

(Loss) income from
 operations          (73,447)    23,998     (49,449)                     110,233

Other income (expense)
  Interest income    139,082      2,637     141,719     (51,000) (G)      90,719
  Interest expense   (82,665)         -     (82,665)    (44,240) (H)   (126,905)
                      56,417      2,637      59,054                     (36,186)

Net (loss) income before
  income taxes       (17,030)    26,635       9,605                       74,047

Income taxes         100,000     (7,000)     93,000     (68,000) (I)      25,000

Net income          $82,970     $19,635    $102,605                      $49,047

Net income per share                                                        $.01

Weighted average shares
 outstanding                                                          $4,155,155


     Notes to Unaudited Pro Forma Combined Financial Statements


In September 1996, the Company acquired Beltline North Medical Clinic (Beltline) in Dallas, Texas. The acquisition will be accounted for under  the  purchase  method  of  accounting  applying  the  provisions  of
Accounting  Principles  Board  Opinion No.  16  ("APB  16").   Pursuant  to
the requirements of APB 16, the aggregate purchase price, based on fair values, will be allocated to the tangible and intangible assets and liabilities assumed based on their estimated fair value at the date of the consummation of the acquisition. The estimated aggregate purchase price to be allocated to the assets acquired and liabilities assumed on the acquisition is as follows:

     Cash paid for assets acquired and liabilities assumed   $ 844,000
     Notes payable issued                                      844,000
     Common stock                                              562,000

     Total                                                  $2,250,000

The allocation of the purchase price for purposes of the pro forma financial information has been estimated as follows:


     Current assets                                         $  168,000
     Property and equipment                                     62,000
     Liabilities assumed                                        (3,000)

     Total                                                  $  227,000


The preliminary excess purchase price over net assets acquired of $2,023,000 has been allocated to goodwill.

(A)  To eliminate the equity of the acquired company.

(B)  To eliminate prepaid taxes not acquired by TCD.

(C)  To  record  (i)  the issuance of 63,380 shares of  common  stock
     (ii), the cash purchase price of $843,750, (iii) the note payable issued of $843,750 and (iv) the excess of purchase price over net assets.

(D) To adjust for excess compensation paid to the doctor throughout the year.

(E)  To   record  amortization  of  the  excess  purchase  price   of
     $2,023,000  over the estimated useful life of twenty years.
     Notes to Unaudited Pro Forma Combined Financial Statements


(F) To eliminate excess rent paid by the predecessor company for equipment.

(G) To eliminate interest income at approximately 6% on cash paid per the terms of the acquisition.

(H) To record interest expense on the note payable issued in conjunction with the acquisition.

(I)  To record income taxes at 34% of pro forma net income.